                      METROPOLITAN LIFE INSURANCE COMPANY

         UL II -- FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED APRIL 28, 2014 TO
             Prospectus Dated April 30, 1993 as previously amended

This supplement updates certain information contained in your last prospectus, as annually and periodically supplemented. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543. New UL II Policies are no longer available for sale.

You allocate net premiums to and may transfer cash value among the available investment divisions of the Metropolitan Life Separate Account UL. Each available investment division, in turn, invests in the shares of one of the following Portfolios:
              AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 2 SHARES)
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
                  MET INVESTORS SERIES TRUST (CLASS A SHARES)
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Mid Cap Value Portfolio (formerly Lord Abbett Mid Cap Value Portfolio) Invesco Small Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio
MetLife Asset Allocation 100 Portfolio (formerly MetLife Aggressive Strategy
 Portfolio)
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio
WMC Large Cap Research Portfolio (formerly BlackRock Large Cap Core Portfolio)
                   METROPOLITAN SERIES FUND (CLASS A SHARES)
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Money Market Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Asset Allocation 20 Portfolio (formerly MetLife Conservative Allocation
 Portfolio)
MetLife Asset Allocation 40 Portfolio (formerly MetLife Conservative to
 Moderate Allocation Portfolio)
MetLife Asset Allocation 60 Portfolio (formerly MetLife Moderate Allocation
 Portfolio)
MetLife Asset Allocation 80 Portfolio (formerly MetLife Moderate to Aggressive
 Allocation Portfolio)
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond
 Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
WMC Balanced Portfolio (formerly BlackRock Diversified Portfolio)
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio)

The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-800-638-5000.

SENDING COMMUNICATIONS AND PAYMENTS TO US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. As of the date of this prospectus, requests for partial withdrawals and Policy loans must be in writing. However, you should contact us at 1-800-MET-5000 for our current procedures. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below or for any other inquiry.

               FUNCTION                         DESIGNATED OFFICE ADDRESS
---------------------------------------------------------------------------------
Premium Payments                         MetLife P.O. Box 371351, Pittsburgh, PA
                                           15250-7351
---------------------------------------------------------------------------------
Payment Inquiries                        MetLife, P.O. Box 354, Warwick, RI
                                           02887-0354
---------------------------------------------------------------------------------
Surrenders, Withdrawals, Loans,          MetLife, P.O. Box 543, Warwick, RI
  Investment Division Transfers,           02887-0543
  Premium Reallocation
---------------------------------------------------------------------------------
Death Claims                             MetLife, P.O. Box 353, Warwick, RI
                                           02887-0353
---------------------------------------------------------------------------------
Beneficiary & Assignment                 MetLife, P.O. Box 313, Warwick, RI
                                           02887-0313
---------------------------------------------------------------------------------
Address Changes                          MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904
                                         Attn: Data Integrity
---------------------------------------------------------------------------------
Reinstatements                           MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE FUNDS AND THEIR PORTFOLIOS

The following replaces the section entitled "Management of the Portfolios".

MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:

                                                         INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
-----------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund                         Seeks as high a level of current       Capital Research and
                                                 income as is consistent with the       Management Company
                                                 preservation of capital.
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund  Seeks long-term growth of capital.     Capital Research and
                                                                                        Management Company
-----------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund                       Seeks growth of capital.               Capital Research and
                                                                                        Management Company
-----------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund                Seeks long-term growth of capital      Capital Research and
                                                 and income.                            Management Company
-----------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
-----------------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             Seeks total return through             MetLife Advisers, LLC
                                                 investment in real estate securities,  Subadviser: CBRE Clarion
                                                 emphasizing both capital               Securities LLC
                                                 appreciation and current income.
-----------------------------------------------------------------------------------------------------------------------
ClearBridge Aggressive Growth Portfolio          Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                        Subadviser: ClearBridge
                                                                                        Investments, LLC
-----------------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio           Seeks long-term capital                MetLife Advisers, LLC
                                                 appreciation.                          Subadviser: Harris Associates
                                                                                        L.P.
-----------------------------------------------------------------------------------------------------------------------
Invesco Mid Cap Value Portfolio                  Seeks high total return by             MetLife Advisers, LLC
                                                 investing in equity securities of      Subadviser: Invesco Advisers,
                                                 mid-sized companies.                   Inc.
-----------------------------------------------------------------------------------------------------------------------
Invesco Small Cap Growth Portfolio               Seeks long-term growth of capital.     MetLife Advisers, LLC
                                                                                        Subadviser: Invesco Advisers,
                                                                                        Inc.
-----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio             Seeks high current income and          MetLife Advisers, LLC
                                                 the opportunity for capital            Subadviser: Lord, Abbett & Co.
                                                 appreciation to produce a high         LLC
                                                 total return.
-----------------------------------------------------------------------------------------------------------------------
MetLife Asset Allocation 100 Portfolio           Seeks growth of capital.               MetLife Advisers, LLC
-----------------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio          Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                        Subadviser: Massachusetts
                                                                                        Financial Services Company
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Mid Cap Growth Portfolio          Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                        Subadviser: Morgan Stanley
                                                                                        Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Portfolio              Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                        Subadviser: OppenheimerFunds,
                                                                                        Inc.
-----------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio         Seeks maximum real return,             MetLife Advisers, LLC
                                                 consistent with preservation of        Subadviser: Pacific Investment
                                                 capital and prudent investment         Management Company LLC
                                                 management.
-----------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                     Seeks maximum total return,            MetLife Advisers, LLC
                                                 consistent with the preservation       Subadviser: Pacific Investment
                                                 of capital and prudent investment      Management Company LLC
                                                 management.
-----------------------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio             Seeks growth of capital and            MetLife Advisers, LLC
                                                 income.                                Subadviser: SSgA Funds
                                                                                        Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio                        Seeks growth of capital.               MetLife Advisers, LLC
                                                                                        Subadviser: SSgA Funds
                                                                                        Management, Inc.
-----------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT OBJECTIVE          INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio         Seeks long-term growth of capital.  MetLife Advisers, LLC
                                                                                   Subadviser: T. Rowe Price
                                                                                   Associates, Inc.
-------------------------------------------------------------------------------------------------------------------
WMC Large Cap Research Portfolio               Seeks long-term capital             MetLife Advisers, LLC
                                               appreciation.                       Subadviser: Wellington
                                                                                   Management Company, LLP
-------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND--CLASS A
-------------------------------------------------------------------------------------------------------------------
Baillie Gifford International Stock Portfolio  Seeks long-term growth of capital.  MetLife Advisers, LLC
                                                                                   Subadviser: Baillie Gifford
                                                                                   Overseas Limited
-------------------------------------------------------------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio        Seeks to track the performance of   MetLife Advisers, LLC
                                               the Barclays U.S. Aggregate         Subadviser: MetLife Investment
                                               Bond Index.                         Management, LLC
-------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Portfolio                Seeks a competitive total return    MetLife Advisers, LLC
                                               primarily from investing in fixed-  Subadviser: BlackRock Advisors,
                                               income securities.                  LLC
-------------------------------------------------------------------------------------------------------------------
BlackRock Capital Appreciation Portfolio       Seeks long-term growth of capital.  MetLife Advisers, LLC
                                                                                   Subadviser: BlackRock Advisors,
                                                                                   LLC
-------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Portfolio            Seeks long-term growth of capital.  MetLife Advisers, LLC
                                                                                   Subadviser: BlackRock Advisors,
                                                                                   LLC
-------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio/1 /           Seeks a high level of current       MetLife Advisers, LLC
                                               income consistent with              Subadviser: BlackRock Advisors,
                                               preservation of capital.            LLC
-------------------------------------------------------------------------------------------------------------------
Frontier Mid Cap Growth Portfolio              Seeks maximum capital               MetLife Advisers, LLC
                                               appreciation.                       Subadviser: Frontier Capital
                                                                                   Management Company, LLC
-------------------------------------------------------------------------------------------------------------------
Jennison Growth Portfolio                      Seeks long-term growth of capital.  MetLife Advisers, LLC
                                                                                   Subadviser: Jennison Associates
                                                                                   LLC
-------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Core Portfolio         Seeks long-term capital growth      MetLife Advisers, LLC
                                               from investments in common          Subadviser: Loomis, Sayles &
                                               stocks or other equity securities.  Company, L.P.
-------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Portfolio       Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                                   Subadviser: Loomis, Sayles &
                                                                                   Company, L.P.
-------------------------------------------------------------------------------------------------------------------
Met/Artisan Mid Cap Value Portfolio            Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                                   Subadviser: Artisan Partners
                                                                                   Limited Partnership
-------------------------------------------------------------------------------------------------------------------
MetLife Asset Allocation 20 Portfolio          Seeks a high level of current       MetLife Advisers, LLC
                                               income, with growth of capital as
                                               a secondary objective.
-------------------------------------------------------------------------------------------------------------------
MetLife Asset Allocation 40 Portfolio          Seeks high total return in the      MetLife Advisers, LLC
                                               form of income and growth of
                                               capital, with a greater emphasis
                                               on income.
-------------------------------------------------------------------------------------------------------------------
MetLife Asset Allocation 60 Portfolio          Seeks a balance between a high      MetLife Advisers, LLC
                                               level of current income and
                                               growth of capital, with a greater
                                               emphasis on growth of capital.
-------------------------------------------------------------------------------------------------------------------
MetLife Asset Allocation 80 Portfolio          Seeks growth of capital.            MetLife Advisers, LLC
-------------------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index Portfolio          Seeks to track the performance of   MetLife Advisers, LLC
                                               the Standard & Poor's MidCap        Subadviser: MetLife Investment
                                               400(R) Composite Stock Price        Management, LLC
                                               Index.
-------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio                  Seeks to track the performance of   MetLife Advisers, LLC
                                               the Standard & Poor's 500(R)        Subadviser: MetLife Investment
                                               Composite Stock Price Index.        Management, LLC
-------------------------------------------------------------------------------------------------------------------

                                                  INVESTMENT OBJECTIVE          INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Portfolio             Seeks a favorable total return        MetLife Advisers, LLC
                                          through investment in a               Subadviser: Massachusetts
                                          diversified portfolio.                Financial Services Company
---------------------------------------------------------------------------------------------------------------
MFS(R) Value Portfolio                    Seeks capital appreciation.           MetLife Advisers, LLC
                                                                                Subadviser: Massachusetts
                                                                                Financial Services Company
---------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of     MetLife Advisers, LLC
                                          the MSCI EAFE(R) Index.               Subadviser: MetLife Investment
                                                                                Management, LLC
---------------------------------------------------------------------------------------------------------------
Neuberger Berman Genesis Portfolio        Seeks high total return, consisting   MetLife Advisers, LLC
                                          principally of capital appreciation.  Subadviser: Neuberger Berman
                                                                                Management LLC
---------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio           Seeks to track the performance of     MetLife Advisers, LLC
                                          the Russell 2000(R) Index.            Subadviser: MetLife Investment
                                                                                Management, LLC
---------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Portfolio  Seeks long-term growth of capital.    MetLife Advisers, LLC
                                                                                Subadviser: T. Rowe Price
                                                                                Associates, Inc.
---------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio  Seeks long-term capital growth.       MetLife Advisers, LLC
                                                                                Subadviser: T. Rowe Price
                                                                                Associates, Inc.
---------------------------------------------------------------------------------------------------------------
Western Asset Management Strategic Bond   Seeks to maximize total return        MetLife Advisers, LLC
 Opportunities Portfolio                  consistent with preservation of       Subadviser: Western Asset
                                          capital.                              Management Company
---------------------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government  Seeks to maximize total return        MetLife Advisers, LLC
 Portfolio                                consistent with preservation of       Subadviser: Western Asset
                                          capital and maintenance of            Management Company
                                          liquidity.
---------------------------------------------------------------------------------------------------------------
WMC Balanced Portfolio                    Seeks long-term capital               MetLife Advisers, LLC
                                          appreciation with some current        Subadviser: Wellington
                                          income.                               Management Company, LLP
---------------------------------------------------------------------------------------------------------------
WMC Core Equity Opportunities Portfolio   Seeks to provide a growing            MetLife Advisers, LLC
                                          stream of income over time and,       Subadviser: Wellington
                                          secondarily, long-term capital        Management Company, LLP
                                          appreciation and current income.

--------
/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

FEE TABLES

The following replaces the section entitled "Annual Portfolio Operating
Expenses".

ANNUAL PORTFOLIO OPERATING EXPENSES

The following tables describe the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The first table shows the minimum and maximum fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2013. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Portfolios. Certain Portfolios may impose a redemption fee in the future.

The next table describes the annual operating expenses for each Portfolio for the year ended December 31, 2013, as a percentage of the Portfolio's average daily net assets for the year (before and after fee waivers and expense reimbursements).

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

-----------------------------------------------------------------------------------------------
                                                                                MINIMUM MAXIMUM
-----------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including management fees,
 distribution and/or service (12b-1) fees, and other expenses)                   0.27%   1.07%
-----------------------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

-------------------------------------------------------------------------------------------------
                                DISTRIBUTION
                                   AND/OR             ACQUIRED   TOTAL                  NET TOTAL
                                  SERVICE               FUND    ANNUAL     FEE WAIVER    ANNUAL
                     MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                        FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
-------------------------------------------------------------------------------------------------
AMERICAN FUNDS
 INSURANCE
 SERIES(R) --
 CLASS 2
-------------------------------------------------------------------------------------------------
American Funds
 Bond Fund             0.37%       0.25%      0.02%       --     0.64%          --        0.64%
-------------------------------------------------------------------------------------------------
American Funds
 Global Small
 Capitalization
 Fund                  0.70%       0.25%      0.04%       --     0.99%          --        0.99%
-------------------------------------------------------------------------------------------------
American Funds
 Growth Fund           0.33%       0.25%      0.02%       --     0.60%          --        0.60%
-------------------------------------------------------------------------------------------------
American Funds
 Growth-Income
 Fund                  0.27%       0.25%      0.02%       --     0.54%          --        0.54%
-------------------------------------------------------------------------------------------------
MET INVESTORS
 SERIES TRUST --
 CLASS A
-------------------------------------------------------------------------------------------------
Clarion Global Real
 Estate Portfolio      0.60%          --      0.05%       --     0.65%          --        0.65%
-------------------------------------------------------------------------------------------------
ClearBridge
 Aggressive
 Growth Portfolio      0.59%          --      0.02%       --     0.61%       0.00%        0.61%
-------------------------------------------------------------------------------------------------
Harris Oakmark
 International
 Portfolio             0.77%          --      0.06%       --     0.83%       0.02%        0.81%
-------------------------------------------------------------------------------------------------
Invesco Mid Cap
 Value Portfolio       0.65%          --      0.05%    0.08%     0.78%       0.02%        0.76%
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               DISTRIBUTION
                                  AND/OR             ACQUIRED   TOTAL                  NET TOTAL
                                 SERVICE               FUND    ANNUAL     FEE WAIVER    ANNUAL
                    MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                       FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------------
Invesco Small Cap
 Growth Portfolio     0.85%         --       0.02%       --     0.87%       0.02%        0.85%
------------------------------------------------------------------------------------------------
Lord Abbett Bond
 Debenture
 Portfolio            0.51%         --       0.03%       --     0.54%          --        0.54%
------------------------------------------------------------------------------------------------
MetLife Asset
 Allocation 100
 Portfolio            0.07%         --       0.01%    0.70%     0.78%          --        0.78%
------------------------------------------------------------------------------------------------
MFS(R) Research
 International
 Portfolio            0.68%         --       0.07%       --     0.75%       0.06%        0.69%
------------------------------------------------------------------------------------------------
Morgan Stanley Mid
 Cap Growth
 Portfolio            0.64%         --       0.05%       --     0.69%       0.01%        0.68%
------------------------------------------------------------------------------------------------
Oppenheimer Global
 Equity Portfolio     0.67%         --       0.08%       --     0.75%       0.03%        0.72%
------------------------------------------------------------------------------------------------
PIMCO Inflation
 Protected Bond
 Portfolio            0.47%         --       0.08%       --     0.55%       0.00%        0.55%
------------------------------------------------------------------------------------------------
PIMCO Total
 Return Portfolio     0.48%         --       0.03%       --     0.51%          --        0.51%
------------------------------------------------------------------------------------------------
SSgA Growth and
 Income ETF
 Portfolio            0.30%         --       0.01%    0.23%     0.54%          --        0.54%
------------------------------------------------------------------------------------------------
SSgA Growth ETF
 Portfolio            0.32%         --       0.01%    0.25%     0.58%          --        0.58%
------------------------------------------------------------------------------------------------
T. Rowe Price Mid
 Cap Growth
 Portfolio            0.75%         --       0.03%       --     0.78%          --        0.78%
------------------------------------------------------------------------------------------------
WMC Large Cap
 Research
 Portfolio            0.59%         --       0.03%       --     0.62%       0.05%        0.57%
------------------------------------------------------------------------------------------------
METROPOLITAN
 SERIES FUND --
 CLASS A
------------------------------------------------------------------------------------------------
Baillie Gifford
 International
 Stock Portfolio      0.79%         --       0.08%       --     0.87%       0.12%        0.75%
------------------------------------------------------------------------------------------------
Barclays Aggregate
 Bond Index
 Portfolio            0.25%         --       0.03%       --     0.28%       0.01%        0.27%
------------------------------------------------------------------------------------------------
BlackRock Bond
 Income Portfolio     0.33%         --       0.02%       --     0.35%       0.00%        0.35%
------------------------------------------------------------------------------------------------
BlackRock Capital
 Appreciation
 Portfolio            0.69%         --       0.02%       --     0.71%       0.01%        0.70%
------------------------------------------------------------------------------------------------
BlackRock Large
 Cap Value
 Portfolio            0.63%         --       0.02%       --     0.65%       0.06%        0.59%
------------------------------------------------------------------------------------------------
BlackRock Money
 Market Portfolio     0.33%         --       0.02%       --     0.35%       0.02%        0.33%
------------------------------------------------------------------------------------------------
Frontier Mid Cap
 Growth Portfolio     0.72%         --       0.03%       --     0.75%       0.01%        0.74%
------------------------------------------------------------------------------------------------
Jennison Growth
 Portfolio            0.60%         --       0.02%       --     0.62%       0.07%        0.55%
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  DISTRIBUTION
                                     AND/OR             ACQUIRED   TOTAL                  NET TOTAL
                                    SERVICE               FUND    ANNUAL     FEE WAIVER    ANNUAL
                       MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                          FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
---------------------------------------------------------------------------------------------------
Loomis Sayles Small
 Cap Core
 Portfolio               0.90%         --       0.05%    0.12%     1.07%       0.07%        1.00%
---------------------------------------------------------------------------------------------------
Loomis Sayles Small
 Cap Growth
 Portfolio               0.90%         --       0.05%       --     0.95%       0.09%        0.86%
---------------------------------------------------------------------------------------------------
Met/Artisan Mid
 Cap Value
 Portfolio               0.81%         --       0.02%       --     0.83%          --        0.83%
---------------------------------------------------------------------------------------------------
MetLife Asset
 Allocation 20
 Portfolio               0.09%         --       0.02%    0.52%     0.63%       0.01%        0.62%
---------------------------------------------------------------------------------------------------
MetLife Asset
 Allocation 40
 Portfolio               0.07%         --       0.01%    0.57%     0.65%          --        0.65%
---------------------------------------------------------------------------------------------------
MetLife Asset
 Allocation 60
 Portfolio               0.06%         --          --    0.62%     0.68%          --        0.68%
---------------------------------------------------------------------------------------------------
MetLife Asset
 Allocation 80
 Portfolio               0.06%         --       0.01%    0.66%     0.73%          --        0.73%
---------------------------------------------------------------------------------------------------
MetLife Mid Cap
 Stock Index
 Portfolio               0.25%         --       0.05%    0.02%     0.32%       0.00%        0.32%
---------------------------------------------------------------------------------------------------
MetLife Stock Index
 Portfolio               0.25%         --       0.02%       --     0.27%       0.01%        0.26%
---------------------------------------------------------------------------------------------------
MFS(R) Total Return
 Portfolio               0.55%         --       0.04%       --     0.59%          --        0.59%
---------------------------------------------------------------------------------------------------
MFS(R) Value
 Portfolio               0.70%         --       0.02%       --     0.72%       0.14%        0.58%
---------------------------------------------------------------------------------------------------
MSCI EAFE(R)
 Index Portfolio         0.30%         --       0.10%    0.01%     0.41%       0.00%        0.41%
---------------------------------------------------------------------------------------------------
Neuberger Berman
 Genesis Portfolio       0.80%         --       0.03%       --     0.83%       0.01%        0.82%
---------------------------------------------------------------------------------------------------
Russell 2000(R) Index
 Portfolio               0.25%         --       0.06%    0.11%     0.42%       0.00%        0.42%
---------------------------------------------------------------------------------------------------
T. Rowe Price Large
 Cap Growth
 Portfolio               0.60%         --       0.03%       --     0.63%       0.01%        0.62%
---------------------------------------------------------------------------------------------------
T. Rowe Price Small
 Cap Growth
 Portfolio               0.48%         --       0.04%       --     0.52%          --        0.52%
---------------------------------------------------------------------------------------------------
Western Asset
 Management
 Strategic Bond
 Opportunities
 Portfolio               0.60%         --       0.06%       --     0.66%       0.04%        0.62%
---------------------------------------------------------------------------------------------------
Western Asset
 Management
 U.S. Government
 Portfolio               0.47%         --       0.02%       --     0.49%       0.01%        0.48%
---------------------------------------------------------------------------------------------------
WMC Balanced
 Portfolio               0.46%         --       0.05%       --     0.51%       0.00%        0.51%
---------------------------------------------------------------------------------------------------
WMC Core Equity
 Opportunities
 Portfolio               0.70%         --       0.02%       --     0.72%       0.11%        0.61%
---------------------------------------------------------------------------------------------------

The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

We are waiving the following amount of the Mortality and Expense Risk Charge: an amount equal to the underlying portfolio expenses that are in excess of 0.62% for the investment division investing in the Oppenheimer Global Equity Portfolio (Class A).

THE AMERICAN FUNDS INSURANCE SERIES IS NOT AFFILIATED WITH METLIFE.

OTHER INFORMATION

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. The summary does not address state, local or foreign tax issues related to your Policy. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

  In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies

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  issued August 18, 2006 and later and also apply to policies issued before
  August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

  Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.

.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules under section 7702 of the Internal Revenue Code with respect to Policies issued on a substandard risk basis are not entirely clear.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

SPLIT-DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangement may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

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

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

.. The tax consequences of loans outstanding after the 15th Policy year are uncertain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.

If your Policy is considered a modified endowment contract:

.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including
  (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

.. If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. In addition, if Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be

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subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death. Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.

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BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

   . Possible taxation of cash value transfers.

   . Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

   . Possible limits on the number of investment funds available or the frequency of transfers among them.

   . Possible changes in the tax treatment of Policy benefits and rights.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and of MetLife are attached to this Supplement. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

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